SUNAMERICA SERIES TRUST
Supplement to the Prospectus dated May 1, 2009
Effective July 1, 2009, in the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers,” with respect to Goldman Sachs Asset Management International, all portfolio management disclosure pertaining to Philip Moffitt for to the Global Bond Portfolio is deleted in its entirety. Andrew F. Wilson, Iain Lindsay , Jonathan Beinner and Thomas Kenny will continue to manage the portfolio.
Dated: July 1, 2009
Versions: Class 1 Version A; Class 1 Version B; Class 1 Version D; Combined Version 1; and Combined Master